Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint any two of David A. Spina, Ronald E. Logue, John R. Towers and Maureen Scannell Bateman, acting together, as attorneys and agents for the undersigned with full power to them, and any two of them, acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Annual Report on Form 10-K (the “Form 10-K”) of the American Bar Association Members/State Street Collective Trust (the “Collective Trust”) for the fiscal year ended December 31, 2002, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands as of March 20, 2003.

Signature	Title

/S/ TENLEY E. ALBRIGHT, M.D. Tenley E. Albright, M.D.	Director of State Street Bank and Trust Company

/S/ I. MACALLISTER BOOTH I. MacAllister Booth	Director of State Street Bank and Trust Company

Truman S. Casner	Director of State Street Bank and Trust Company

Signature	Title

/S/ NADER F. DAREHSHORI Nader F. Darehshori	Director of State Street Bank and Trust Company

/S/ ARTHUR L. GOLDSTEIN Arthur L. Goldstein	Director of State Street Bank and Trust Company

/S/ DAVID P. GRUBER David P. Gruber	Director of State Street Bank and Trust Company

/S/ LINDA A. HILL Linda A. Hill	Director of State Street Bank and Trust Company

/S/ CHARLES L. LAMANTIA Charles R. LaMantia	Director of State Street Bank and Trust Company

/S/ DAVID P. GRUBER David P. Gruber	Director of State Street Bank and Trust Company

/S/ RONALD E. LOGUE Ronald E. Logue	Director of State Street Bank and Trust Company

/S/ DENNIS J. PICARD Dennis J. Picard	Director of State Street Bank and Trust Company

/S/ RICHARD P. SERGEL Richard P. Sergel	Director of State Street Bank and Trust Company

/S/ RONALD L. SKATES Ronald L. Skates	Director of State Street Bank and Trust Company

/S/ DAVID A. SPINA David A. Spina	Director of State Street Bank and Trust Company

/S/ GREGORY L. SUMME Gregory L. Summe	Director of State Street Bank and Trust Company

/S/ DIANA CHAPMAN WALSH Diana Chapman Walsh	Director of State Street Bank and Trust Company

/S/ ROBERT E. WEISSMAN Robert E. Weissman	Director of State Street Bank and Trust Company